Exhibit 10.1

                       AMENDMENT AND FEE WAIVER AGREEMENT
                       ----------------------------------

     This Amendment and Fee Waiver Agreement dated as of March 20, 2006 (the "Amendment and Fee Waiver Agreement") is entered into by and between Windswept Environmental Group, Inc., a Delaware corporation (the "Borrower"), and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), and is effective as of March 20, 2006. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below) and the Note (as defined below).

     WHEREAS, the Borrower filed a registration statement on October 3, 2005 (as amended, modified or supplemented, the "Initial Registration Statement"), in order to register a portion of the shares of the Borrower's Common Stock (as amended, modified or supplemented, the "Common Stock") underlying (a) an Amended and Restated Secured Convertible Term Note the Borrower issued to Laurus on October 6, 2005 in the aggregate original principal amount of $7,350,000 (as amended, modified or supplemented, the "Note") pursuant to the terms of the Securities Purchase Agreement, dated as of June 30, 2005, between the Borrower and Laurus ( as amended, modified or supplemented, the "Securities Purchase Agreement" and together with the Related Agreements as defined therein, the "Loan Documents"); (b) a warrant issued by the Borrower to Laurus on June 30, 2005 to purchase 13,750,000 shares of the Common Stock (as amended, modified or supplemented, the "Warrant"); and (c) an option issued by the Borrower to Laurus on June 30, 2005 to purchase 30,395,179 shares of Common Stock (as amended, modified or supplemented, the "Option");

     WHEREAS, the Borrower and Laurus entered into Amendment and Fee Waiver Agreements dated as of November 23, 2005, January 13, 2006 and February 28, 2006 (the "Amendments");

     WHEREAS, pursuant to Section 3.7 of the Note and Section 1 of each of the Amendments, the Borrower is obligated to reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Warrant, the Option and the Note after the earlier to occur of (x) April 1, 2006 and (y) the date of the Borrower's next shareholders meeting (the "Additional Authorization Date");

     WHEREAS, pursuant to Section 6 of the Option and Section 1 of each of the Amendments, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full exercise of the Option, after the Additional Authorization Date;

     WHEREAS, pursuant to Section 6 of the Warrant and Section 1 of each of the Amendments, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full exercise of the Warrant, after the Additional Authorization Date;

     WHEREAS, the Borrower entered into a securities purchase agreement with Laurus on June 30, 2005 (the "Securities Purchase Agreement") to set forth, among other things, the terms of the issuance of the Note, the Option and the Warrant;

     WHEREAS, pursuant to Section 4.3(d) of the Securities Purchase Agreement and Section 1 of each of the Amendments, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Note, the Warrant and the Option, after the Additional Authorization Date;

     WHEREAS, the Borrower entered into a registration rights agreement with Laurus on June 30, 2005 (the "Registration Rights Agreement") in order to set forth Borrower's obligations to register the shares of Common Stock underlying the Note, the Option and the Warrant with the Securities and Exchange Commission;

     WHEREAS, the parties have agreed that in order to most efficiently expedite the accomplishment of their respective goals, to: (a) work toward having the Initial Registration Statement, with the current number of shares included therein (but not including any shares underlying the $1,350,000 note issued on October 6, 2005), declared effective as soon as possible; (b) after the Initial Registration Statement is effective, file a proxy statement and hold a shareholders meeting to approve the intended increase in the number of authorized shares; and (c) after the shareholders meeting and after Borrower's June 27, 2006 audited financial statements are final, file a new or post-effective Registration Statement(s) to cover all of the shares of common stock required to be registered pursuant to the Registration Rights Agreement (the "Second Registration Statement");

     WHEREAS, to accomplish the above in an appropriate timeframe, Laurus has agreed to extend the deadline for the Borrower to have its Initial Registration Statement declared effective under the Registration Rights Agreement until May 10, 2006;

     WHEREAS, Laurus has agreed to extend the Additional Authorization Date to the earlier of (x) November 1, 2006 and (y) the date of the Borrower's next shareholders meeting;

     WHEREAS, Laurus has agreed to extend the deadline for the Borrower to have its Second Registration Statement declared effective under the Registration Rights Agreement to December 30, 2006;

     WHEREAS,  pursuant to Section 2(b) of the Registration Rights Agreement and
Section 2 of each of the Amendments, the Borrower is required to pay a daily amount in cash equal to one-thirtieth (1/30th) of the product of the then outstanding principal amount of the Note multiplied by the following (the "Fees") if the Registration Statement has not been declared effective by the Securities and Exchange Commission (prior to giving effect to this Amendment and Fee Waiver Agreement):

     o    1.5% for the first 30 day period beginning on April 2, 2006;

     o    2.0% thereafter and

     WHEREAS, Laurus has hereby agreed to postpone the date by which any Fees may accrue and become payable until May 11, 2006 with respect to Initial Registration Statement and until December 31, 2006 with respect to the Second Registration Statement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Extension of Time for  Reservation  of Authorized  and Unissued  Common
         -----------------------------------------------------------------------
Stock.  Laurus  hereby  agrees that the date by which the Borrower  must reserve
-----
from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance or conversion of shares upon full conversion of the Note, the Warrant and the Option will be the earlier to occur of (x) November 1, 2006 and (y) the date of the Borrower's next shareholders' meeting. This modification shall apply to the following:

     o    the Note;

     o    the Option;

     o    the Warrant; and

     o    the Securities Purchase Agreement.

     2. Extension of Deadline by which the Borrower must have the Securities and
        ------------------------------------------------------------------------
Exchange Commission Declare Effective its Registration Statements. Laurus hereby
-----------------------------------------------------------------
agrees to postpone the deadline by which the Borrower must have the Securities and Exchange Commission declare effective its Registration Statements from April 1, 2006 until May 10, 2006 with respect to the Initial Registration Statement and until December 30, 2006 with respect to the Second Registration Statement. This modification shall apply to the Registration Rights Agreement only.

     3.  Postponement.  Laurus  hereby  agrees to postpone the date by which any
         ------------
Fees may accrue and become payable until May 11, 2006 with respect to the Initial Registration Statement and until December 31, 2006 with respect to the Second Registration Statement.

     4. Laurus  Representations.  Laurus hereby  represents  and warrants to the
        -----------------------
Borrower that Laurus is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.

     5. Borrower Representations. The Borrower hereby represents and warrants to
        ------------------------
Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment and Fee Waiver Agreement, (ii) on the date hereof, all representations, warranties and covenants made by the Borrower in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all the Borrower's and its Subsidiaries' covenant requirements have been met.

     6. From and after the date hereof, all references in the Loan Documents and in the other Related Agreements to the Post-Closing Letter shall be deemed to be references to the Post-Closing Letter, as the case may be, as modified hereby.

     7. No Other Amendments. Except as expressly set forth in this Amendment and
        -------------------
Fee Waiver Agreement no other term or provision of any Loan Document is hereby amended or affected in any way, and the Loan Documents shall remain in full force and effect after the date hereof.

     8. The Borrower understands that the Borrower has an affirmative obligation to make prompt public disclosure of material amendments to such agreements.

     9. Governing Law. This Amendment and Fee Waiver Agreement shall be governed
        -------------
by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     10.  Facsimile  Signatures;  Counterparts.  This  Amendment  and Fee Waiver
          ------------------------------------
Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date set forth in the first paragraph hereof.





                                          WINDSWEPT ENVIRONMENTAL GROUP, INC.

                                          By: /s/ Andrew C. Lunetta
                                             ----------------------------------
                                             Name:  Andrew C. Lunetta
                                             Title: Chief Financial Officer

                                          LAURUS MASTER FUND, LTD.

                                          By: /s/ David Grin
                                             ----------------------------------
                                             Name:  David Grin
                                             Title: Director